As filed with the Securities and Exchange Commission on February 27, 2017

 Registration No. 333-193160

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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NCM Financial, Inc.

(Exact Name of Small Business Issuer in its Charter)

Texas	7372	20-4859853
(State or other Jurisdiction of Incorporation)	(Primary Standard Classification Code)	(IRS Employer Identification No.)

  Rosewood Court 2101 Cedar Springs Road,

Suite 1050

Dallas, TX 75201

Tel. No.: 800-686-3259

 (Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Resignation of KLJ & Associates, LLP., Certified Public Accountants

(i)	On February 19, 2017 KLJ & Associates, LLP., (“KLJ & Associates”) resigned as independent auditors of NCM Financial, Inc.

(ii)	During NCM Financial, Inc.’s fiscal years ended December 31, 2014 and 2015, and interim periods March 31, 2015, there have been no disagreements with KLJ & Associates, LLP on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KLJ & Associates would have caused KLJ & Associates to make reference to such matter in connection with its report.

(iii)	The resignation of KLJ & Associates was accepted by the Board of Directors of NCM Financial, Inc. on February 23, 2017.

(iv)	There were no disagreements with KLJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KLJ & Associates satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)	KLJ & Associates’ report on the financial statements for the year ending 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On February 23, 2017, the Board of Directors of NCM Financial, Inc. approved the resignation for KLJ and Associates, LLP as independent public accountants for NCM Financial, Inc. KLJ and Associates provided a written formal resignation on February 19, 2017. This decision was finalized by NCM Financial, Inc. on February 23, 2017. During NCM Financial, Inc.’s two most recent fiscal years ended December 31, 2015 and 2016, and interim period subsequent to December 31, 2016, NCM Financial, Inc. has not consulted with KLJ and Associates on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with NCM Financial’s former auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCM FINANCIAL, INC.

	By:	/s/ Michael Noel
Dated: February 27, 2017		Michael Noel
Chief Executive Officer and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer).